UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 28, 2019
Date of Report (Date of earliest event reported)
__________________________________________
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue
Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 28, 2019, Herman Miller, Inc. (the “Company”) entered into an amendment and restatement of an existing unsecured credit facility (the “Agreement”). The Agreement, which expires on August 28, 2024, provides the Company with up to $500 million in revolving variable interest borrowing capacity. In addition, the Agreement includes an “accordion feature” allowing the Company to increase, at its option and subject to the approval of the participating banks, the aggregate borrowing capacity of the facility by up to $250 million. As of August 28, 2019, the unused borrowing capacity available to the Company under the Agreement totaled $265 million.

Wells Fargo Securities, LLC, and JPMorgan Chase Bank, N.A. served as joint lead arrangers of the Agreement. Borrowings under the Agreement may be used to refinance existing debt, provide working capital, or for other general corporate purposes. The Agreement is attached to this report as Exhibit 10.1 and is incorporated in this Item 2.03 by reference. The foregoing description is qualified in its entirety by reference to the full text of the Agreement.

Additionally, on August 28, 2019, the Company amended its Private Shelf Agreement, dated as of December 14, 2010, by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential Affiliate which becomes a party thereto. Amendment No. 2 to Private Shelf Agreement is attached to this report as Exhibit 10.2 and is incorporated in this Item 2.03 by reference. The foregoing description is qualified in its entirety by reference to the full text of the Agreement.

Item 9.01.	Financial Statements and Exhibits
Exhibits.

10.1
Fifth Amended and Restated Credit Agreement dated as of August 28, 2019 among Herman Miller, Inc., Subsidiary Borrowers, various lenders, Wells Fargo Bank, National Association, as Administrative Agent, and JPMorgan Chase Bank N.A. as Syndication Agent

10.2	Amendment No. 2 to Private Shelf Agreement dated as of August 28, 2019 among Herman Miller, Inc., and PGIM, Inc. and each Prudential Affiliate which becomes a party thereto

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	August 29, 2019	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)